UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004 (July 27, 2004)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-11852 (Commission File Number)	62-1507028 (IRS Employer Identification No.)

3310 West End Avenue

Suite 700

Nashville, Tennessee 37203
(Address of principal executive offices)
(615) 269-8175

(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 DIVIDEND PRESS RELEASE
EX-99.2 EARNINGS PRESS RELEASE
EX-99.3 SUPPLEMENTAL DATA REPORT 7/29/04

Item 7.      Financial Statements and Exhibits

     c) Exhibits

99.1	Second quarter dividend press release, dated July 27, 2004.

99.2	Second quarter earnings press release, dated July 29, 2004.

99.3	Supplemental Data Report, dated July 29, 2004, for the three months ended June 30, 2004.

Item 9.      Regulation FD Disclosure

     Healthcare Realty Trust is furnishing its Supplemental Data Report dated July 29, 2004 which is also contained on its website (www.healthcarerealty.com). See Exhibit 99.3 to this Current Report on Form 8-K.

Item 12.      Results of Operations and Financial Condition

     On July 27, 2004, Healthcare Realty Trust issued a press release announcing its quarterly dividend for the second quarter ended June 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     On July 29, 2004, Healthcare Realty Trust issued a press release announcing its earnings for the second quarter ended June 30, 2004. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By /s/ Scott W. Holmes
Scott W. Holmes
Senior Vice President and Chief Financial Officer

Date: July 29, 2004